UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2010

PUGET SOUND ENERGY, INC.

A Washington Corporation

(Exact name of registrant as specified in its charter)

1-4393	10885 - N.E. 4th Street, Suite 1200 Bellevue, Washington 98004- 5591	91-0374630
(Commission File Number)	(State of incorporation, address of principal executive offices)	(I.R.S. Employer Identification Number)

(425) 454-6363

(Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 24, 2010, Puget Sound Energy, Inc. entered into a purchase agreement with BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc. and RBS Securities Inc., as representatives of the several underwriters listed on Schedule A thereto (the “Purchase Agreement”), in connection with the public offering by Puget Sound Energy of $250,000,000 principal amount of 5.764% Senior Notes due July 15, 2040 (the “Senior Notes”). The Senior Notes are to be issued under an Indenture dated as of December 1, 1997, as supplemented by a Fourth Supplemental Indenture thereto, dated as of May 1, 2003, between the Company and U.S. Bank National Association, as trustee. Puget Sound Energy intends to use the proceeds from the issuance to repay $7 million principal amount of its Medium-Term Notes, Series C, which have an interest rate of 7.120% and will mature on September 13, 2010. The remaining net proceeds will be used to repay short-term debt outstanding under Puget Sound Energy’s capital expenditure credit facility, which was incurred to fund utility capital expenditures. The issuance and sale of the Senior Notes to the underwriters is expected to close, subject to standard closing conditions, on June 29, 2010, following the filing of this Form 8-K.

The Senior Notes were registered pursuant to a shelf registration statement (Registration No. 157960) on Form S-3 under the Securities Act of 1933 that Puget Sound Energy filed on March 13, 2009, as amended by Post-Effective Amendment No. 1, filed with the Securities and Exchange Commission on January 15, 2010 and by Post-Effective Amendment No. 2, filed with the Securities and Exchange Commission on January 15, 2010 and effective on January 25, 2010 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Senior Notes that Puget Sound Energy filed with the Commission on June 28, 2010.

Initially, the Senior Notes will be secured by a series of Puget Sound Energy’s gas utility first mortgage bonds, referred to as “Pledged First Mortgage Bonds,” which are secured by the Company’s gas utility property. The Pledged First Mortgage Bonds will be issued under the Company’s First Mortgage, dated as of April 1, 1957, as supplemented by a Thirty-Second Supplemental Indenture thereto, dated as of April 1, 2005, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Senior Notes, and all such exhibits are hereby incorporated into the Registration Statement by reference. A copy of the Purchase Agreement is filed as Exhibit 1.1 and certain information relating to Item 14 — “Other expenses of issuance and distribution relating to the Registration Statement” is filed as Exhibit 99.1 to this Form 8-K.

Perkins Coie LLP, counsel to Puget Sound Energy, has issued an opinion to Puget Sound Energy, dated June 29, 2010, regarding the legality of the Notes upon issuance thereof. A copy of the opinion as to legality is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Purchase Agreement, dated June 24, 2010, among Puget Sound Energy, Inc., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc. and RBS Securities Inc.

5.1	Opinion of Perkins Coie LLP.

99.1	Information relating to Item 14 — Other Expenses of Issuance and Distribution, relating to the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET SOUND ENERGY, INC.

Dated: June 29, 2010

	By:	/S/ DONALD E. GAINES
Donald E. Gaines
Vice President Finance and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Purchase Agreement, dated June 24, 2010, among Puget Sound Energy, Inc., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc. and RBS Securities Inc.

5.1	Opinion of Perkins Coie LLP.

99.1	Information relating to Item 14 — Other Expenses of Issuance and Distribution, relating to the Registration Statement.

4